QuickLinks -- Click here to rapidly navigate through this document

Exhibit 24

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ Roger G. Ackerman Roger G. Ackerman

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9th day of February, 2001.

/s/ John Seely Brown John Seely Brown

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ James B. Flaws James B. Flaws

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ John H. Foster John H. Foster

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of February, 2001.

/s/ Gordon Gund Gordon Gund

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ John M. Hennessy John M. Hennessy

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2001.

/s/ James R. Houghton James R. Houghton

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ John W. Loose John W. Loose

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of February, 2001.

/s/ James J. O'Connor James J. O'Connor

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ Catherine A. Rein Catherine A. Rein

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

/s/ Deborah D. Rieman Deborah D. Rieman

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of February, 2001.

/s/ H. Onno Ruding H. Onno Ruding

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2001.

/s/ William D. Smithburg William D. Smithburg

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ Peter F. Volanakis Peter F. Volanakis

CORNING INCORPORATED
POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any of them, his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities and Exchange Act of 1934, as amended, and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Securities and Exchange Act of 1934 of the Annual Report on Form 10-K of Corning Incorporated for the fiscal year ended December 31, 2000, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the undersigned in his capacity as Director and/or Officer of Corning Incorporated the appropriate signature pages of said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 2001.

/s/ Wendell P. Weeks Wendell P. Weeks

QuickLinks

  Exhibit 24